Income Tax (Details)	Dec. 31, 2020 USD ($)
Deferred tax asset
Organizational costs/Startup expenses	$ 29,754
Federal Net Operating loss	12,810
Total deferred tax asset	42,564
Valuation allowance	(42,564)
Deferred tax asset, net of allowance